SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 27th day of March, 1997, by and among

      Four M Corporation, a corporation organized under the laws of the State of Maryland ("FMC"), Box USA Group, Inc., a corporation organized under the laws of the State of New York ("Box"), Four M Paper Corporation, a corporation organized under the laws of the State of Delaware ("Paper"), Four M Manufacturing Group of Georgia, Inc., a corporation organized under the laws of the State of Pennsylvania ("Georgia") Page Packaging Corporation, a corporation organized under the laws of the State of Delaware ("Page"), and Box USA of Florida, L.P., a limited partnership organized under the laws of the State of Georgia ("Florida Partnership") jointly and severally (FMC, Box, Paper, Georgia, Page and the Florida Partnership, are sometimes herein collectively referred to as the "Borrowers"; FMC, Box, Paper, Georgia, Page and the Florida Partnership are sometimes herein collectively referred to as the "Borrowers" and individually, as a "Borrower");

      NATIONSBANK, N.A., a national banking association ("NationsBank"), and the other financial institutions listed on the signature pages hereof (NationsBank and the other financial institutions are herein collectively referred to as the "Lenders" and individually, as a "Lender"), and

      NATIONSBANK, N.A., a national banking association (the "Agent").

                                    RECITALS

      A. The Agent, the Lenders and the Borrowers are parties to the Financing and Security Agreement dated as of May 30, 1996 (as amended by First Amendment to Financing and Security Agreement dated February 28, 1997 (the "First Amendment") and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). Under the terms of the First Amendment, the Florida Partnership was added as a Borrower. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

      B. In compliance with Section 6.2.15(b) of the Financing Agreement, the Borrowers gave the Agent notice that they changed their fiscal year and from July 31 to December 31, beginning December 31, 1996.

      C. As required by Section 6.2.15(b) of the Financing Agreement, the Borrowers, the Agent and the Lenders wish to enter into this Agreement to reset the financial covenants contained in the Financing Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Agent and the Lenders agree that the Financing Agreement is hereby amended as follows:

      1. The Borrowers, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. Sections 6.1.14(a), (b), (c) and (d) of the Financing Agreement are hereby amended to read as follows:

                  (a) Tangible Net Worth. The Borrowers will at all times (tested as of the end of each fiscal quarter) maintain a Tangible Net worth of not less than the following:

                          Date                               Amount
                          ----                               ------

           Closing Date through December 30, 1996         $ 3,500,000

           December 31, 1996 through March 30, 1997       $ 5,500,000

           March 31, 1997 through June 29, 1997           $ 6,000,000

           June 30, 1997 through September 29, 1997       $ 6,500,000

           September 30, 1997 through December 30, 1997   $ 7,000,000

           December 31, 1997 through March 30, 1998       $ 7,500,000

           March 31, 1998 through June 29, 1998           $10,000,000

           June 30, 1998 through September 29, 1998       $15,000,000

           September 30, 1998 through December 30, 1998   $17,000,000

           December 31, 1998 through March 30, 1999       $20,000,000

           March 31, 1999 through June 29, 1999           $24,000,000

           June 30, 1999 through September 29, 1999       $29,000,000

           September 30, 1999 through December 30, 1999   $31,000,000

                          Date                               Amount
                          ----                               ------

           December 31, 1999 through March 30, 2000       $34,000,000

           March 31, 2000 through June 29, 2000           $40,000,000

           June 30, 2000 through September 29, 2000       $45,000,000

           September 30, 2000 through December 30, 2000   $48,000,000

           December 31, 2000 through March 30, 2001       $52,000,000

           March 31, 2001 through June 29, 2001           $56,000,000

           June 30, 2001 and thereafter                   $64,000,000

                  (b) Interest Coverage Ratio. The Borrowers will maintain (tested, commencing December 31, 1996, as of the last day of each fiscal quarter in each fiscal year for the three (3), six (6), nine (9) or twelve
(12) month period of such fiscal year, as appropriate, ending on that date) (provided that, only for the period ending prior to December 31, 996, in calculating the Interest Coverage Ratio there shall be added to EBITDA an amount equal to the purchase price adjustments under the Purchase Agreement) an Interest Coverage Ratio of not less than the following:

                   Fiscal Quarter Ended                    Ratio
                   --------------------                    -----

                     December 31, 1996                  1.20 to 1.0

                      March 31, 1997                    1.40 to 1.0

                       June 30, 1997                    1.50 to 1.0

                    September 30, 1997                  1.50 to 1.0

                     December 31, 1997                  1.50 to 1.0

                      March 31, 1998                    1.50 to 1.0

                       June 30, 1998                    1.70 to 1.0

                    September 30, 1998                  1.90 to 1.0

                     December 31, 1998                  2.00 to 1.0

                      March 31, 1999                    2.00 to 1.0

                       June 30, 1999                    2.25 to 1.0

             September 30, 1999 and thereafter          2.50 to 1.0

                  (c ) Fixed Charge Coverage Ratio. The Borrowers will maintain (tested as of the last day of each fiscal quarter in each fiscal year for the three (3), six (6), nine (9) or twelve (12) month period of such fiscal year, as appropriate, ending on that date) a Fixed Charge Coverage Ratio of not less than the following:

                   Fiscal Quarter Ended                    Ratio
                   --------------------                    -----

                      March 31, 1997                    0.90 to 1.0

           June 30, 1997 through March 31, 1999         1.00 to 1.0

               June 30, 1999 and thereafter             1.10 to 1.0

                  (d) Funded Debt to EBITDA Ratio. The Borrowers will maintain (tested, commencing December 31, 1996, as of the last day of each of the Borrower's fiscal quarters (x) with respect to each fiscal quarter up to and including June 30, 1997, for the period commencing with the first day of August, 1996 and continuing through and including the test date and
(y) commencing September 30, 1997,for the four (4) quarter period ending on the test date) a ratio of Funded Debt to EBITDA (provided that, only for the periods ending prior to September 30, 1997 there shall be added to EBITDA an amount equal to the purchase price adjustments under the Purchase Agreement) of not more than the following:

                    Fiscal Quarter Ended                    Ratio
                    --------------------                    -----

                      December 31, 1996                 30.00 to 1.0

                       March 31, 1997                   10.00 to 1.0

                        June 30, 1997                    7.00 to 1.0

                     September 30, 1997                  6.00 to 1.0

                      December 31, 1997                  5.00 to 1.0

                       March 31, 1998                    5.00 to 1.0

                        June 30, 1998                    4.75 to 1.0

                     September 30, 1998                  4.50 to 1.0

                      December 31, 1998                  4.25 to 1.0

                       March 31, 1999                    4.00 to 1.0

                        June 30, 1999                    3.50 to 1.0

              September 30, 1999 and thereafter          3.00 to 1.0

      3. Each of the Borrowers hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each of the Borrowers agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations. This Agreement is one of the Financing Documents.

      4. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of choice of law.

      5. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

      6. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Agent and the Lenders may rely on a telecopy of any signature of any Borrower. The Agent and the Lenders agree that the Borrower may rely on a telecopy of this Agreement executed by the Agent and the Lenders, respectively.

      IN WITNESS WHEREOF, each of the parites hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:              FOUR M CORPORATION


/s/ Linda Schroeder             By: /s/ Timothy D. McMillin (Seal)
-------------------                 -----------------------
                                    Timothy D. McMillin
                                    Senior Vice President

WITNESS OR ATTEST:              BOX USA GROUP, INC.


/s/ Linda Schroeder             By: /s/ Timothy D. McMillin (Seal)
-------------------                 -----------------------
                                    Timothy D. McMillin
                                    Senior Vice President

WITNESS OR ATTEST:              FOUR M PAPER CORPORATION


/s/ Linda Schroeder             By: /s/ Timothy D. McMillin (Seal)
-------------------                 -----------------------
Linda Schroeder                     Timothy D. McMillin
                                    Senior Vice President

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS OR ATTEST:              FOUR M MANUFACTURING GROUP OF GEORGIA,
                                INC.


/s/ Linda Schroeder             By: /s/ Timothy D. McMillin (Seal)
-------------------                 -----------------------
                                    Timothy D. McMillin
                                    Senior Vice President

WITNESS OR ATTEST:              PAGE PACKAGING CORPORATION


/s/ Linda Schroeder             By: /s/ Timothy D. McMillin (Seal)
-------------------                 -----------------------
                                    Timothy D. McMillin
                                    Senior Vice President

WITNESS OR ATTEST:              BOX USA OF FLORIDA, L.P.
                                BY:  FOUR M MANUFACTURING GROUP OF
                                     GEORGIA, INC.


/s/ Linda Schroeder             By: /s/ Timothy D. McMillin (Seal)
-------------------                 -----------------------
                                    Timothy D. McMillin
                                    Senior Vice President

WITNESS:                        NATIONSBANK, N.A.
                                in its capacity as Agent


                                By:                         (Seal)
-------------------                 -----------------------
                                    Name:
                                    Title:

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS OR ATTEST:             FOUR M MANUFACTURING GROUP OF GEORGIA,
                               INC.


                               By:                       (Seal)
------------------                ----------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS OR ATTEST:             PAGE PACKAGING CORPORATION


                               By:                       (Seal)
------------------                ----------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS OR ATTEST:             BOX USA OF FLORIDA, L.P.
                               BY:  FOUR M MANUFACTURING GROUP OF
                                    GEORGIA, INC.


                               By:                          (Seal)
------------------                -------------------------
                                  Timothy D. McMillin
                                  Senior Vice President

WITNESS:                          NATIONSBANK, N.A.
                                  in its capacity as Agent


/s/ Mary J. Klunsmith          By: /s/ Vickie Tillman     (Seal)
---------------------              ---------------------
                                   Name:  Vickie Tillman
                                   Title: V.P.

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                       NATIONSBANK, N.A.
                               in its capacity as a Lender


/s/ Mary J. Klunsmith          By: /s/ Vickie Tillman    (Seal)
---------------------              --------------------
                                   Name: Vickie Tillman
                                   Title: V.P.

WITNESS:                       IBJ SCHRODER BANK & TRUST COMPANY


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       SANWA BUSINESS CREDIT CORPORATION


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       FLEET CAPITAL CORPORATION


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                       NATIONSBANK, N.A.
                               in its capacity as a Lender


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       IBJ SCHRODER BANK & TRUST COMPANY


/s/ James [ILLEGIBLE]          By: /s/ Robert R. Wallace (Seal)
---------------------              ---------------------
                                   Name: Robert R. Wallace
                                   Title: Vice President

WITNESS:                       SANWA BUSINESS CREDIT CORPORATION


                               By:                        (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION


                               By:                        (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       FLEET CAPITAL CORPORATION


                               By:                        (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                       NATIONSBANK, N.A.
                               in its capacity as a Lender


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       IBJ SCHRODER BANK & TRUST COMPANY


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       SANWA BUSINESS CREDIT CORPORATION


/s/Donald A. Mastro            By: /s/Michael J. Cox    (Seal)
--------------------               --------------------
   Donald a. Mastro                Name: Michael J. Cox
                                   Title: V.P.

WITNESS:                       THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION


                               By:                        (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       FLEET CAPITAL CORPORATION


                               By:                        (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                       NATIONSBANK, N.A.
                               in its capacity as a Lender


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       IBJ SCHRODER BANK & TRUST COMPANY


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       SANWA BUSINESS CREDIT CORPORATION


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION


[ILLEGIBLE]                    By: /s/ Ryan Peak                    (Seal)
--------------------               --------------------
                                   Name: Ryan Peak
                                   Title: VP

WITNESS:                       FLEET CAPITAL CORPORATION


                               By:                        (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

                                SIGNATURE PAGE TO
              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

WITNESS:                       NATIONSBANK, N.A.
                               in its capacity as a Lender


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       IBJ SCHRODER BANK & TRUST COMPANY


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       SANWA BUSINESS CREDIT CORPORATION


                               By:                      (Seal)
--------------------               --------------------
                                   Name:
                                   Title:

WITNESS:                       THE BANK OF NEW YORK COMMERCIAL
                               CORPORATION


[Illegible]                    By:                                 (Seal)
--------------------               --------------------
                                   Name:
                                   Title:


WITNESS:                       FLEET CAPITAL CORPORATION


                               By: /s/ Howard Handman              (Seal)
--------------------               --------------------
                                   Name: Howard Handman
                                   Title:


                                        7